SUBJECT TO REVISION
COMPUTATIONAL MATERIALS

TERM SHEET

September 28, 2004

$952,000,000 (+/- 10%)

(Approximate)

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

CLASSES A1, A2, M1, M2, M3, M4, M5 & M6

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

Issuer

ASSET BACKED SECURITIES CORPORATION

Depositor

DLJ MORTGAGE CAPITAL, INC.

Seller

Originator

Servicer

Master Servicer

**Subject to Revision**

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Disclaimer

By entering into a transaction with CSFB, you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm’s length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers, as you deem necessary to assist you in making these determinations. You should also understand that CSFB or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so.  Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB or its affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

Attached is a term sheet describing the structure, collateral pool and certain aspects of the Certificates.  The term sheet has been prepared by CSFB for informational purposes only and is subject to modification or change.  The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston LLC nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet.

A Registration Statement (including a prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the securities have been priced and all of the terms and information are finalized.  This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate.  Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

Structure Summary

Asset Backed Securities Corp. Home Equity Loan Trust 2004-HE8

Offered Certificates

Class	Approx. Principal ($)	Tranche Type	Expected Ratings S/F/M(1)	Expected WAL (YRS)(2)	Principal Payment Window(2) (months)
A1 (3)	550,000,000	Senior / FLT	AAA/AAA/Aaa	2.38	1 – 78
A2 (3)	231,000,000	Senior / FLT	AAA/AAA/Aaa	2.39	1 – 78
M1 (3)	29,000,000	Mezzanine / FLT	AA+/AAA/Aaa	4.80	45 – 78
M2 (3)	57,000,000	Mezzanine / FLT	AA/AA/Aa2	4.68	41 – 78
M3 (3)	48,000,000	Mezzanine / FLT	A/A/A2	4.60	39 – 78
M4 (3)	14,000,000	Mezzanine / FLT	A-/A-/A3	4.57	38 – 78
M5 (3)	11,500,000	Mezzanine / FLT	BBB+/A-/Baa1	4.54	38 – 78
M6 (3)	11,500,000	Mezzanine / FLT	BBB/BBB+/Baa2	4.54	38 – 78
Total	952,000,000

Non-Offered Certificates

Class	Approx. Principal ($)	Tranche Type	Expected Ratings S/F/M(1)	Expected WAL (YRS)(2)	Principal Payment Window(2)
M7 (3)	[7,000,000]	Mezzanine / FLT	TBD	N/A	N/A
M8 (3)	[4,500,000]	Mezzanine / FLT	TBD	N/A	N/A
M9 (3)	[10,000,000]	Mezzanine / FLT	TBD	N/A	N/A

(1)

Standard & Poor’s, Fitch and Moody’s.

(2)

To 10% optional clean-up call at the Pricing Speed.

(3)

The Certificates will accrue interest at a rate based on LIBOR plus a margin, subject to the related Available Funds Cap.  The margin on the Class A1 and Class A2 Certificates will double, the margin on the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8 and Class M9 Certificates will increase 1.5x after the first Distribution Date on which the optional clean-up call is exercisable.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

Summary of Terms

Cut-off Date:	December 1, 2004
Expected Pricing:	On or about October [1], 2004
Mortgage Originator:	New Century Mortgage Corporation
Seller:	DLJ Mortgage Capital, Inc.
Expected Settlement:	On or about December 3, 2004 (the “Closing Date")
Servicer:	Ocwen Federal Bank FSB
Master Servicer	Wells Fargo Bank N.A.
Trustee:	U.S. Bank National Association
Class A Certificate Insurer:	Financial Security Assurance Inc. (“FSA”)
Lead Underwriter:	Credit Suisse First Boston LLC
Co-Manager:	Countrywide Securities Corporation
Record Date:

With respect to any Distribution Date, for the Class A1, Class A2,  Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8 and Class M9 Certificates, will be the business day immediately preceding the Distribution Date.

Distribution Date:	The 25th day of each month (or if such 25th day is not a business day, the next succeeding business day) commencing on January 25, 2005.
Interest Accrual:

Interest on the Class A1, Class A2,  Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8 and Class M9 Certificates will accrue for each period beginning on the prior Distribution Date and ending the day preceding the current Distribution Date; or in the case of the first accrual period from the Closing Date to the day preceding the first Distribution Date.  Interest will be paid on the basis of the actual number of days during the accrual period, with a 360-day year.

ERISA:	All of the Offered Certificates are expected to be ERISA eligible. Other classes may not be ERISA eligible.
SMMEA:	No Class of Offered Certificates is expected to be SMMEA eligible.
Tax Status:	Multiple REMICs for federal income tax purposes.
Servicing Fee:	The servicing fee of 0.50% per annum will be paid before current interest on all Certificates.
Master Servicing Fee:	The master servicing fee will be paid before current interest on all Certificates.
Trustee Fee:	The trustee fee is expected to be zero. All compensation to the Trustee will be on interest earned on amounts in the distribution account prior to any Distribution Date.
Class A Certificate Guaranty Insurance Policy:

The Class A1 Certificates will have the benefit of the certificate guaranty insurance policy.  The Class A2 Certificates may have the benefit of the certificate guaranty insurance policy.  The insurance policy will, in general, guarantee accrued and unpaid interest on the Class A1 Certificates and if insured, on the Class A2 Certificates on each distribution date and the principal amount then owing on the Class A1 Certificates and if insured, on the Class A2 Certificates on the final distribution date in [December 2034].  The Class A Certificate Guaranty Insurance Policy will not provide credit enhancement for any class of certificates other than the Class A1 Certificates and if insured, the Class A2 Certificates.

Optional Redemption:	The Servicer has the right to exercise the 10% optional clean-up call with respect to the mortgage loans.
Offered Certificate Ratings:

[It is a condition to the issuance of Offered Certificates that the Class A1and Class A2 Certificates that they receive ratings of “AAA” from Standard & Poor’s (“S&P”), “AAA” from Fitch Ratings (“Fitch”) and “Aaa” from Moody’s Investors Service (“Moody’s”), that the Class M1 Certificates receive a rating of “AA+” from S&P, “AAA” from Fitch and “Aaa” from Moody's, , that the Class M2 Certificates receive a rating of “AA” from S&P, “AA” from Fitch and “Aa2” from Moody's, that the Class M3 Certificates receive a rating of “A” from S&P, “A” from Fitch and “A2” from Moody's, that the Class M4 Certificates receive a rating of “A-” from S&P, “A-” from Fitch and “A3” from Moody's, that the Class M5 Certificates receive a rating of “BBB+” from S&P, “A-” from Fitch and “Baa1” from Moody's and that the Class M6 Certificates receive a rating of "BBB" from S&P, "BBB+" from Fitch and "Baa2" from Moody's.]

Registration:	Book-entry form through DTC and Euroclear.
P&I Advances:

Unless the Servicer determines that any proposed advance is not recoverable from future payments or collections on the related mortgage loan, the Servicer will be required to advance scheduled payments of principal and interest on such mortgage loan if such scheduled payment is not received.

Compliance:

It is expected that no mortgage loan will be subject to the Home Ownership Equity Protection Act (Section 32 Loans) or will be in violation of any comparable local, state or federal law.   It is expected that all mortgage loans will have been originated in accordance with applicable local, state or federal law, and will not be considered “High Cost”, as defined in the applicable predatory and abusive lending laws.  CSFB conducts a sample review during due diligence to ensure adherence to these guidelines and the Seller and Originator will make representations and warranties to the Trust.

Pricing Speed:

Fixed Rate:

115% PPC: (100% PPC: 4% - 20% CPR over 12 months, remaining at 20% CPR thereafter.)

ARM:

100% PPC: (100% PPC: 4% - 28% CPR over 12 months, remaining at 28% CPR until month 24, remaining at 55% CPR from month 25 to 28, remaining at 35% CPR thereafter.)

Certificates:

Group I Certificates:

Class A1 Certificates

Group II Certificates:

Class A2 Certificates

Class A Certificates:

Class A1 and Class A2 Certificates

Offered Certificates:

Class A1, Class A2, Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6 Certificates.

Class M Certificates:

Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8 and Class M9 Certificates.

Interest Distributions:

Interest collections (net of the Servicing Fee and the Master Servicing Fee) will generally be allocated in the following priority:

1.

To FSA, any accrued and unpaid premiums.

2.

To the counterparty, the Cap Fee for that Distribution Date and any unpaid Cap Fees due from preceding Distribution Dates.

3.

Pari-Passu to the Class A1 and Class A2 Certificates current interest plus unpaid interest shortfalls, if any.

4.

To FSA, any reimbursement for amounts paid under the under the Class A Certificate Guaranty Insurance Policy, together with interest thereon at the rate set forth in the pooling and servicing agreement.

5.

To the Class M1 Certificates current interest.

6.

To the Class M2 Certificates current interest.

7.

To the Class M3 Certificates current interest.

8.

To the Class M4 Certificates current interest.

9.

To the Class M5 Certificates current interest.

10.

To the Class M6 Certificates current interest.

11.

To the Class M7 Certificates current interest.

12.

To the Class M8 Certificates current interest.

13.

To the Class M9 Certificates current interest.

Principal Distributions:

Collections of principal before the Stepdown Date, or if a Trigger Event exists, will be allocated in the following priority:

1.

Pay the Class A Certificates to zero. The Class A1 Certificates will be paid the Group I Percentage of the total principal remittance amount until such class principal balance has been reduced to zero.  The Class A2 Certificates will be the Group II Percentage of the total principal remittance amount until such class principal balance has been reduced to zero.  After the class principal balance of either group of Class A Certificates has been reduced to zero, any remaining amounts will be distributed to the other group, if outstanding.

2.

To FSA, any reimbursement for amounts paid under the Class A Certificate Guaranty Insurance Policy, to the extent not paid pursuant to “-Interest Distributions” above, together with interest thereon at the rate set forth in the pooling and servicing agreement.

3.

Pay the principal remittance amount to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8 and Class M9 Certificates sequentially to zero.

Collections of principal on and after the Stepdown Date, and if a Trigger Event does not exist, will be allocated in the following priority:

1.

Pay the Class A Certificates to their target enhancement level (the “Class A Principal Distribution Amount”).  The Class A1 Certificates will be paid the Group I Percentage of the Class A Principal Distribution Amount until such class principal balance has been reduced to zero.  The Class A2 Certificates will be paid the Group II Percentage of the Class A Principal Distribution Amount until such class principal balance has been reduced to zero.  After the class principal balance of either group of Class A Certificates has been reduced to zero, any remaining amounts will be distributed to the other group, if outstanding.

2.

To FSA, any reimbursement for amounts paid under the Class A Certificate Guaranty Insurance Policy, to the extent not paid pursuant to “-Interest Distributions” above, together with interest thereon at the rate set forth in the pooling and servicing agreement.

3.

Pay the Class M1 Certificates to their targeted enhancement level.

4.

Pay the Class M2 Certificates to their targeted enhancement level.

5.

Pay the Class M3 Certificates to their targeted enhancement level.

6.

Pay the Class M4 Certificates to their targeted enhancement level.

7.

Pay the Class M5 Certificates to their targeted enhancement level.

8.

Pay the Class M6 Certificates to their targeted enhancement level.

9.

Pay the Class M7 Certificates to their targeted enhancement level.

10.

Pay the Class M8 Certificates to their targeted enhancement level.

11.

Pay the Class M9 Certificates to their targeted enhancement level.

Group I Percentage:	The principal remittance amount for the Group I Collateral divided by the principal remittance amount for the total collateral.
Group II Percentage:	The principal remittance amount for the Group II Collateral divided by the principal remittance amount for the total collateral.
Overcollateralization Provisions:

Any Net Monthly Excess Cashflow will be paid as follows:

1.

To the Certificates in an amount equal to the principal portion of any realized losses on the mortgage loans.

2.

To the Certificates to build the Overcollateralization Amount to the target level.

3.

To FSA, any reimbursement amounts paid under the Class A Certificate Guaranty Insurance Policy, to the extent not otherwise paid pursuant to “-Principal Distributions” and “-Interest Distributions” above, together with interest thereon at the rate set forth in the pooling and servicing agreement to the extent not previously reimbursed.

4.

Unpaid Interest Shortfalls and Unpaid Realized Losses, in that order, sequentially to the Class M1 Certificates, Class M2 Certificates, Class M3 Certificates, Class M4 Certificates, Class M5 Certificates, Class M6 Certificates, Class M7 Certificates, Class M8 Certificates, and Class M9 Certificates, in that order.

5.

Reimbursement for prepayment interest shortfalls, first pari-passu to the Class A1 and Class A2 Certificates, then sequentially to the Class M1 Certificates, Class M2 Certificates, Class M3 Certificates, Class M4 Certificates, Class M5 Certificates, Class M6 Certificates, Class M7 Certificates, Class M8 Certificates and Class M9 Certificates, in that order.

6.

Carry Forward Amount first pari-passu to the Class A1 and Class A2 Certificates, and then sequentially to the Class M1 Certificates, Class M2 Certificates, Class M3 Certificates, Class M4 Certificates, Class M5 Certificates, Class M6 Certificates, Class M7 Certificates, Class M8 Certificates and Class M9 Certificates, in that order, subject to weighted average pass through rates on the Certificates, to the extent not otherwise paid pursuant to the Cap Contracts.

Group I Net WAC Rate	The Group I weighted average mortgage rate less the sum of the Servicing Fee rate and Master Servicing Fee rate.
Group II Net WAC Rate	The Group II weighted average mortgage rate less the sum of the Servicing Fee rate and Master Servicing Fee rate.
Available Funds Cap:

The Class A Certificates will generally be subject to their related Available Funds Cap equal to their related group Net WAC Rate less (expressed as a percentage of their groups respective outstanding collateral balance) the related Cap Fee rate, and with respect to the Group I Available Funds Cap, the Class A1 Certificate insurer fee rate, and with respect to the respect to the Group II Available Funds Cap, if insured, the Class A2 Certificate insurer fee rate.

The Class M Certificates will generally be subject to their related Available Funds Cap equal to (a) the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the current principal balance of the related Class A Certificates), of the Available Funds Cap for each of Group I and Group II less the related Cap Fee rate (expressed as a percentage of the aggregate principal balance of the Mortgage Loans less the current principal balance of the Class A Certificates).

Available Funds Cap Carry Forward:

If interest collections on a Distribution Date are insufficient to make required interest payments to a class of Certificates due to the related Available Funds Cap, amounts unpaid to such class of Certificates will be carried forward to the next Distribution Date (the “Carry Forward Amount”).  Carry Forward Amounts at the next Distribution Date will include interest on the Carry Forward Amount, calculated at the applicable Certificate Rate.

Overcollateralization:

Overcollateralization will be fully-funded at approximately [2.65%] of the aggregate original principal balance of the mortgage loans, stepping down on the Stepdown Date, provided a Trigger Event is not in effect, to approximately [5.30%] of the aggregate outstanding principal balance of the mortgage loans, subject to the Overcollateralization Floor.  If a Trigger Event is in effect, the Overcollateralization Target Amount will equal the Target Amount for the immediately preceding period.

Overcollateralization Floor: 0.50% of the aggregate principal balance of the mortgage loans as of the Cut-Off Date.

Stepdown Date:

The earlier of (i) the Distribution Date on which the aggregate certificate principal balance of the Class A Certificates has been reduced to zero, and (ii) the later to occur of (x) the Distribution Date in [January 2008] and (y) the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to [43.80%].

Credit Enhancement:
Coupon Step-Ups:

On the Distribution Date after the earliest date on which the optional clean up call can be exercised, the margin on the Class A1and Class A2 Certificates will double, the margin on the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8 and Class M9 Certificates will increase by 1.5x.

Cap Contract:

The Trust will include Cap Contracts for the benefit of the Group I Certificates, Group II Certificates and Class M Certificates.  The notional balance, strike and ceiling rate of each Cap Contract for any Distribution Date will be based on the applicable amount specified in the charts on Pages 11 through 13.  In exchange for a monthly fee (“Cap Fee”), the counterparty will be obligated to make monthly payments to the Trust when one-month LIBOR is equal to, or exceeds the strike rate beginning with the Distribution Date in [February] 2005.  Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the ceiling rate.  The Group I Certificates Cap Contract will terminate after the Distribution Date in [May 2008], the Group II Certificates Cap Contract will terminate after the Distribution Date in [April 2008] and the Class M Certificates Cap Contract will terminate after the Distribution Date in [April 2008].

Trigger Event:

A Trigger Event is in effect on any Distribution Date on or after the Stepdown Date, if either (i) the percentage of mortgage loans greater than 60 days or more delinquent exceeds [40%] of the Credit Enhancement Percentage or (ii) the cumulative realized losses as a percentage of the mortgage loans, as of the Cut-off Date are greater than:

Distribution Date	Percentage
January 2008 – December 2008	[3.25%] for the first month, plus an additional 1/12th of [1.75%] for each month thereafter.
January 2009 – December2009	[5.00%] for the first month, plus an additional 1/12thth of [1.50%] for each month thereafter.
January 2010 – December 2010	[6.50%] for the first month, plus an additional 1/12th of [0.50%] for each month thereafter.
January 2011 and thereafter	[7.00%]

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

Group I Certificates Cap Contract

Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)	Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)
1	NA	NA	N/A	22	295,323,652	6.69	10.00
2	545,352,697	6.54	10.00	23	283,485,564	6.74	10.00
3	539,446,423	6.94	10.00	24	270,133,486	7.69	10.00
4	532,284,184	6.58	10.00	25	247,476,710	7.51	10.00
5	523,875,617	6.68	10.00	26	226,180,526	7.50	10.00
6	514,237,143	6.58	10.00	27	206,160,587	8.07	10.00
7	503,392,077	6.68	10.00	28	188,398,884	7.48	10.00
8	491,370,678	6.58	10.00	29	177,476,464	7.78	10.00
9	478,210,144	6.58	10.00	30	166,913,329	8.35	10.00
10	463,954,547	6.68	10.00	31	156,697,357	8.56	10.00
11	448,654,939	6.58	10.00	32	146,816,848	8.34	10.00
12	432,783,130	6.68	10.00	33	137,260,503	8.33	10.00
13	417,329,228	6.58	10.00	34	128,017,410	8.54	10.00
14	402,282,208	6.58	10.00	35	119,076,999	8.45	10.00
15	387,631,337	6.96	10.00	36	110,428,679	9.51	10.00
16	373,366,167	6.58	10.00	37	102,063,871	9.22	10.00
17	359,476,525	6.69	10.00	38	102,063,871	9.20	10.00
18	345,952,509	6.58	10.00	39	102,063,871	9.79	10.00
19	332,784,477	6.69	10.00	40	102,063,871	9.18	10.00
20	319,963,042	6.59	10.00	41	102,063,871	9.59	10.00
21	307,479,066	6.59	10.00	42	0	0	0

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

Group II Certificates Cap Contract

Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)	Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)
1	NA	NA	9.50	22	124,503,213	6.78	9.50
2	229,059,407	6.53	9.50	23	119,462,594	6.91	9.50
3	226,591,014	7.05	9.50	24	113,173,656	7.73	9.50
4	223,596,103	6.64	9.50	25	103,799,218	7.54	9.50
5	220,078,735	6.76	9.50	26	94,984,300	7.53	9.50
6	216,045,812	6.64	9.50	27	86,746,638	8.17	9.50
7	211,507,123	6.76	9.50	28	79,803,150	7.52	9.50
8	206,475,365	6.64	9.50	29	75,230,912	7.96	9.50
9	200,966,138	6.64	9.50	30	70,808,160	8.35	9.50
10	194,997,920	6.76	9.50	31	66,529,874	8.58	9.50
11	188,600,225	6.64	9.50	32	62,391,205	8.34	9.50
12	181,969,610	6.76	9.50	33	58,387,472	8.33	9.50
13	175,512,715	6.64	9.50	34	54,514,153	8.58	9.50
14	169,224,975	6.64	9.50	35	50,765,554	8.59	9.50
15	163,101,946	7.09	9.50	36	47,139,017	9.49	9.50
16	157,139,302	6.65	9.50	37	43,630,744	9.18	9.50
17	151,332,830	6.77	9.50	38	43,630,744	9.17	9.50
18	145,678,428	6.65	9.50	39	43,630,744	9.50	9.50
19	140,172,103	6.77	9.50	40	43,630,744	9.17	9.50
20	134,809,966	6.65	9.50	41	0	0	0
21	129,588,231	6.65	9.50

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

Class M Certificates Cap Contract

Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)	Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)
1	NA	NA	9.50	22	192,500,000	6.67	9.50
2	192,500,000	6.49	9.50	23	192,500,000	6.74	9.50
3	192,500,000	6.95	9.50	24	192,500,000	7.66	9.50
4	192,500,000	6.54	9.50	25	192,500,000	7.47	9.50
5	192,500,000	6.66	9.50	26	192,500,000	7.46	9.50
6	192,500,000	6.54	9.50	27	192,500,000	8.08	9.50
7	192,500,000	6.66	9.50	28	192,500,000	7.44	9.50
8	192,500,000	6.54	9.50	29	192,500,000	7.79	9.50
9	192,500,000	6.54	9.50	30	192,500,000	8.30	9.50
10	192,500,000	6.66	9.50	31	192,500,000	8.53	9.50
11	192,500,000	6.55	9.50	32	192,500,000	8.29	9.50
12	192,500,000	6.66	9.50	33	192,500,000	8.28	9.50
13	192,500,000	6.55	9.50	34	192,500,000	8.51	9.50
14	192,500,000	6.55	9.50	35	192,500,000	8.45	9.50
15	192,500,000	6.98	9.50	36	192,500,000	9.46	9.50
16	192,500,000	6.55	9.50	37	192,500,000	9.16	9.50
17	192,500,000	6.67	9.50	38	188,793,919	9.14	9.50
18	192,500,000	6.55	9.50	39	178,270,912	9.50	9.50
19	192,500,000	6.67	9.50	40	168,090,304	9.12	9.50
20	192,500,000	6.55	9.50	41	0	0	0
21	192,500,000	6.55	9.50

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

Bond Sensitivity Tables

To Call

Class A1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL(years)	18.17	4.65	2.91	2.38	1.48	1.33	1.21
Mod Durn	14.37	4.26	2.76	2.28	1.46	1.31	1.19
Principal Window	1 - 340	1 - 161	1 - 97	1 - 78	1 - 34	1 - 28	1 - 26

Class A2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL(years)	18.13	4.69	2.93	2.39	1.49	1.33	1.21
Mod Durn	14.29	4.30	2.78	2.30	1.46	1.31	1.20
Principal Window	1 - 340	1 - 161	1 - 97	1 - 78	1 - 34	1 - 28	1 - 26

Class M1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL(years)	25.86	8.93	5.46	4.80	4.19	3.63	3.05
Mod Durn	18.88	7.89	5.07	4.51	3.98	3.47	2.94
Principal Window	259 - 340	52 - 161	40 - 97	45 - 78	34 - 51	28 - 43	26 - 37

Class M2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL(years)	25.86	8.93	5.45	4.68	4.30	3.61	3.13
Mod Durn	18.66	7.85	5.04	4.39	4.06	3.45	3.01
Principal Window	259 - 340	52 - 161	38 - 97	41 - 78	49 - 51	40 - 43	35 - 37

Class M3

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL(years)	25.86	8.93	5.44	4.60	3.90	3.23	2.86
Mod Durn	17.58	7.65	4.94	4.25	3.66	3.06	2.73
Principal Window	259 - 340	52 - 161	37 - 97	39 - 78	41 - 51	34 - 43	30 - 37

Class M4

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL(years)	25.86	8.93	5.42	4.57	3.66	3.04	2.70
Mod Durn	17.17	7.57	4.90	4.20	3.44	2.88	2.58
Principal Window	259 - 340	52 - 161	37 - 97	38 - 78	40 - 51	33 - 43	29 - 37

Class M5

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL(years)	25.86	8.93	5.42	4.54	3.59	2.98	2.66
Mod Durn	16.30	7.40	4.83	4.13	3.34	2.80	2.51
Principal Window	259 - 340	52 - 161	37 - 97	38 - 78	39 - 51	32 - 43	29 - 37

Class M6

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL(years)	25.86	8.93	5.42	4.54	3.53	2.94	2.61
Mod Durn	15.93	7.32	4.79	4.10	3.28	2.75	2.47
Principal Window	259 - 340	52 - 161	37 - 97	38 - 78	38 - 51	31 - 43	28 - 37

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

Bond Sensitivity Tables

To Maturity

Class A1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL(years)	18.23	4.96	3.15	2.56	1.48	1.33	1.21
Mod Durn	14.40	4.48	2.95	2.43	1.46	1.31	1.19
Principal Window	1 - 358	1 - 306	1 - 226	1 - 178	1 - 34	1 - 28	1 - 26

Class A2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL(years)	18.18	5.04	3.20	2.59	1.49	1.33	1.21
Mod Durn	14.32	4.53	2.99	2.46	1.46	1.31	1.20
Principal Window	1 - 358	1 - 309	1 - 229	1 - 181	1 - 34	1 - 28	1 - 26

Class M1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL(years)	26.02	9.80	6.11	5.29	7.50	6.45	5.33
Mod Durn	18.96	8.46	5.57	4.91	6.78	5.93	4.96
Principal Window	259 - 357	52 - 281	40 - 194	45 - 152	34 - 132	28 - 111	26 - 95

Class M2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL(years)	26.02	9.77	6.07	5.15	5.13	4.20	3.70
Mod Durn	18.73	8.40	5.51	4.77	4.79	3.97	3.52
Principal Window	259 - 357	52 - 275	38 - 187	41 - 147	49 - 104	40 - 87	35 - 74

Class M3

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL(years)	26.01	9.71	6.00	5.02	4.22	3.48	3.08
Mod Durn	17.64	8.13	5.36	4.59	3.94	3.29	2.92
Principal Window	259 - 356	52 - 259	37 - 171	39 - 134	41 - 94	34 - 78	30 - 67

Class M4

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL(years)	26.00	9.63	5.92	4.95	3.94	3.26	2.89
Mod Durn	17.22	7.99	5.26	4.49	3.67	3.08	2.74
Principal Window	259 - 354	52 - 236	37 - 151	38 - 119	40 - 82	33 - 68	29 - 58

Class M5

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL(years)	26.00	9.57	5.88	4.88	3.85	3.18	2.83
Mod Durn	16.35	7.76	5.15	4.38	3.55	2.97	2.66
Principal Window	259 - 352	52 - 226	37 - 143	38 - 113	39 - 77	32 - 64	29 - 55

Class M6

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL(years)	25.98	9.49	5.82	4.84	3.76	3.11	2.76
Mod Durn	15.97	7.64	5.07	4.32	3.46	2.90	2.59
Principal Window	259 - 351	52 - 215	37 - 135	38 - 107	38 - 73	31 - 60	28 - 52

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

Excess Spread (1) (2)

Period	Date	Static LIBOR (%)	Forward LIBOR (%)	Period	Date	Static LIBOR (%)	Forward LIBOR (%)
1	Jan25,05	2.29	2.29	40	Apr25,08	4.35	3.24
2	Feb25,05	4.06	3.78	41	May25,08	4.48	3.69
3	Mar25,05	4.30	3.90	42	Jun25,08	4.42	3.47
4	Apr25,05	4.05	3.56	43	Jul25,08	4.51	3.55
5	May25,05	4.14	3.68	44	Aug25,08	4.42	3.58
6	Jun25,05	4.05	3.41	45	Sep25,08	4.43	3.27
7	Jul25,05	4.13	3.44	46	Oct25,08	4.52	3.55
8	Aug25,05	4.05	3.26	47	Nov25,08	4.43	3.42
9	Sep25,05	4.05	3.07	48	Dec25,08	4.52	3.57
10	Oct25,05	4.13	3.14	49	Jan25,09	4.43	3.43
11	Nov25,05	4.04	3.16	50	Feb25,09	4.43	3.39
12	Dec25,05	4.12	3.08	51	Mar25,09	4.68	3.69
13	Jan25,06	4.03	2.94	52	Apr25,09	4.42	3.30
14	Feb25,06	4.03	2.89	53	May25,09	4.51	3.37
15	Mar25,06	4.28	3.08	54	Jun25,09	4.42	3.39
16	Apr25,06	4.02	2.78	55	Jul25,09	4.51	3.46
17	May25,06	4.10	2.87	56	Aug25,09	4.42	3.25
18	Jun25,06	4.02	2.65	57	Sep25,09	4.42	3.04
19	Jul25,06	4.10	2.76	58	Oct25,09	4.50	3.33
20	Aug25,06	4.01	2.49	59	Nov25,09	4.41	3.18
21	Sep25,06	4.00	2.49	60	Dec25,09	4.50	3.33
22	Oct25,06	4.08	2.60	61	Jan25,10	4.41	3.18
23	Nov25,06	4.14	2.54	62	Feb25,10	4.41	3.15
24	Dec25,06	4.52	3.53	63	Mar25,10	4.66	3.48
25	Jan25,07	4.42	3.28	64	Apr25,10	4.40	3.07
26	Feb25,07	4.40	3.21	65	May25,10	4.49	3.15
27	Mar25,07	4.65	3.46	66	Jun25,10	4.40	3.14
28	Apr25,07	4.37	3.08	67	Jul25,10	4.49	3.23
29	May25,07	4.45	3.38	68	Aug25,10	4.40	3.03
30	Jun25,07	4.36	3.53	69	Sep25,10	4.40	2.83
31	Jul25,07	4.43	3.69	70	Oct25,10	4.48	3.14
32	Aug25,07	4.34	3.50	71	Nov25,10	4.39	2.99
33	Sep25,07	4.33	3.30	72	Dec25,10	4.48	3.12
34	Oct25,07	4.41	3.46	73	Jan25,11	4.39	2.98
35	Nov25,07	4.32	3.53	74	Feb25,11	4.39	2.96
36	Dec25,07	4.42	3.62	75	Mar25,11	4.64	3.29
37	Jan25,08	4.32	3.48	76	Apr25,11	4.38	2.88
38	Feb25,08	4.28	3.37	77	May25,11	4.47	2.96
39	Mar25,08	4.51	3.54	78	Jun25,11	4.38	2.94

(1)

Assumes the pricing speed.

(2)

Calculated as (a) interest collections on the collateral (net of the Servicing Fee, Master Servicing Fee, Class A Certificate Insurer Fee and Cap Fees), less total interest on the Certificates divided by (b) collateral balance as of the beginning period, times twelve.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

Group I Effective Available Funds Cap (“AFC”)

Period	Date	AFC (%) (1)	Period	Date	AFC (%) (1)
1	25-Jan-05	N/A	40	25-Apr-08	10.00
2	25-Feb-05	10.00	41	25-May-08	10.00
3	25-Mar-05	10.00	42	25-Jun-08	10.07
4	25-Apr-05	10.00	43	25-Jul-08	10.39
5	25-May-05	10.00	44	25-Aug-08	10.03
6	25-Jun-05	10.00	45	25-Sep-08	10.02
7	25-Jul-05	10.00	46	25-Oct-08	10.33
8	27-Aug-05	10.00	47	25-Nov-08	10.07
9	25-Sep-05	10.00	48	25-Dec-08	10.94
10	25-Oct-05	10.00	49	25-Jan-09	10.56
11	25-Nov-05	10.00	50	25-Feb-09	10.54
12	25-Dec-05	10.00	51	25-Mar-09	11.65
13	25-Jan-06	10.00	52	25-Apr-09	10.50
14	25-Feb-06	10.00	53	25-May-09	10.83
15	25-Mar-06	10.00	54	25-Jun-09	10.52
16	25-Apr-06	10.00	55	25-Jul-09	10.85
17	25-May-06	10.00	56	25-Aug-09	10.48
18	25-Jun-06	10.01	57	25-Sep-09	10.46
19	25-Jul-06	10.00	58	25-Oct-09	10.78
20	25-Aug-06	10.00	59	25-Nov-09	10.42
21	25-Sep-06	10.00	60	25-Dec-09	10.78
22	25-Oct-06	10.00	61	25-Jan-10	10.41
23	25-Nov-06	10.00	62	25-Feb-10	10.39
24	25-Dec-06	10.00	63	25-Mar-10	11.48
25	25-Jan-07	10.00	64	25-Apr-10	10.34
26	25-Feb-07	10.00	65	25-May-10	10.67
27	25-Mar-07	10.00	66	25-Jun-10	10.30
28	25-Apr-07	10.00	67	25-Jul-10	10.62
29	25-May-07	10.00	68	25-Aug-10	10.26
30	25-Jun-07	10.00	69	25-Sep-10	10.23
31	25-Jul-07	10.00	70	25-Oct-10	10.55
32	25-Aug-07	10.00	71	25-Nov-10	10.19
33	25-Sep-07	10.00	72	25-Dec-10	10.51
34	25-Oct-07	10.00	73	25-Jan-11	10.15
35	25-Nov-07	10.00	74	25-Feb-11	10.12
36	25-Dec-07	10.00	75	25-Mar-11	11.18
37	25-Jan-08	10.00	76	25-Apr-11	10.08
38	25-Feb-08	10.00	77	25-May-11	10.39
39	25-Mar-08	10.00	78	25-Jun-11	10.03

(1)

Assumes 1 month and 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Speed and includes all cash proceeds from the related Cap. Assumes 1 month and 6 month LIBOR equal 20%.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

Group II Effective Available Funds Cap (“AFC”)

Period	Date	AFC (%) (1)	Period	Date	AFC (%) (1)
1	25-Jan-05	N/A	40	25-Apr-08	9.50
2	25-Feb-05	9.50	41	25-May-08	9.74
3	25-Mar-05	9.50	42	25-Jun-08	10.02
4	25-Apr-05	9.50	43	25-Jul-08	10.34
5	25-May-05	9.50	44	25-Aug-08	9.99
6	25-Jun-05	9.50	45	25-Sep-08	9.98
7	25-Jul-05	9.50	46	25-Oct-08	10.31
8	27-Aug-05	9.50	47	25-Nov-08	10.13
9	25-Sep-05	9.50	48	25-Dec-08	10.88
10	25-Oct-05	9.50	49	25-Jan-09	10.51
11	25-Nov-05	9.50	50	25-Feb-09	10.49
12	25-Dec-05	9.50	51	25-Mar-09	11.59
13	25-Jan-06	9.50	52	25-Apr-09	10.47
14	25-Feb-06	9.50	53	25-May-09	10.81
15	25-Mar-06	9.50	54	25-Jun-09	10.48
16	25-Apr-06	9.50	55	25-Jul-09	10.81
17	25-May-06	9.50	56	25-Aug-09	10.44
18	25-Jun-06	9.50	57	25-Sep-09	10.43
19	25-Jul-06	9.50	58	25-Oct-09	10.76
20	25-Aug-06	9.50	59	25-Nov-09	10.41
21	25-Sep-06	9.50	60	25-Dec-09	10.76
22	25-Oct-06	9.50	61	25-Jan-10	10.39
23	25-Nov-06	9.50	62	25-Feb-10	10.37
24	25-Dec-06	9.50	63	25-Mar-10	11.46
25	25-Jan-07	9.50	64	25-Apr-10	10.33
26	25-Feb-07	9.50	65	25-May-10	10.66
27	25-Mar-07	9.50	66	25-Jun-10	10.30
28	25-Apr-07	9.50	67	25-Jul-10	10.62
29	25-May-07	9.50	68	25-Aug-10	10.26
30	25-Jun-07	9.50	69	25-Sep-10	10.24
31	25-Jul-07	9.50	70	25-Oct-10	10.56
32	25-Aug-07	9.50	71	25-Nov-10	10.20
33	25-Sep-07	9.50	72	25-Dec-10	10.52
34	25-Oct-07	9.50	73	25-Jan-11	10.16
35	25-Nov-07	9.50	74	25-Feb-11	10.14
36	25-Dec-07	9.50	75	25-Mar-11	11.21
37	25-Jan-08	9.50	76	25-Apr-11	10.11
38	25-Feb-08	9.50	77	25-May-11	10.42
39	25-Mar-08	9.78	78	25-Jun-11	10.07

(1)

Assumes 1 month and 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Speed and includes all cash proceeds from the related Cap. Assumes 1 month and 6 month LIBOR equal 20%.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

Class M Effective Available Funds Cap (“AFC”)

Period	Date	AFC (%) (1)	Period	Date	AFC (%) (1)
1	25-Jan-05	N/A	40	25-Apr-08	9.50
2	25-Feb-05	9.50	41	25-May-08	9.63
3	25-Mar-05	9.50	42	25-Jun-08	10.06
4	25-Apr-05	9.50	43	25-Jul-08	10.37
5	25-May-05	9.50	44	25-Aug-08	10.02
6	25-Jun-05	9.50	45	25-Sep-08	10.00
7	25-Jul-05	9.50	46	25-Oct-08	10.32
8	27-Aug-05	9.50	47	25-Nov-08	10.09
9	25-Sep-05	9.51	48	25-Dec-08	10.92
10	25-Oct-05	9.50	49	25-Jan-09	10.55
11	25-Nov-05	9.50	50	25-Feb-09	10.53
12	25-Dec-05	9.50	51	25-Mar-09	11.63
13	25-Jan-06	9.50	52	25-Apr-09	10.49
14	25-Feb-06	9.50	53	25-May-09	10.83
15	25-Mar-06	9.49	54	25-Jun-09	10.51
16	25-Apr-06	9.50	55	25-Jul-09	10.84
17	25-May-06	9.50	56	25-Aug-09	10.47
18	25-Jun-06	9.50	57	25-Sep-09	10.45
19	25-Jul-06	9.50	58	25-Oct-09	10.78
20	25-Aug-06	9.50	59	25-Nov-09	10.41
21	25-Sep-06	9.50	60	25-Dec-09	10.77
22	25-Oct-06	9.50	61	25-Jan-10	10.40
23	25-Nov-06	9.50	62	25-Feb-10	10.38
24	25-Dec-06	9.50	63	25-Mar-10	11.47
25	25-Jan-07	9.50	64	25-Apr-10	10.34
26	25-Feb-07	9.50	65	25-May-10	10.66
27	25-Mar-07	9.50	66	25-Jun-10	10.30
28	25-Apr-07	9.50	67	25-Jul-10	10.62
29	25-May-07	9.50	68	25-Aug-10	10.26
30	25-Jun-07	9.50	69	25-Sep-10	10.24
31	25-Jul-07	9.50	70	25-Oct-10	10.55
32	25-Aug-07	9.50	71	25-Nov-10	10.19
33	25-Sep-07	9.50	72	25-Dec-10	10.51
34	25-Oct-07	9.50	73	25-Jan-11	10.15
35	25-Nov-07	9.50	74	25-Feb-11	10.13
36	25-Dec-07	9.50	75	25-Mar-11	11.19
37	25-Jan-08	9.50	76	25-Apr-11	10.09
38	25-Feb-08	9.50	77	25-May-11	10.40
39	25-Mar-08	9.75	78	25-Jun-11	10.04

(1)

Assumes 1 month and 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Speed and includes all cash proceeds from the related Cap. Assumes 1 month and 6 month LIBOR equal 20%.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate (“CDR”), and the related cumulative collateral loss, where the referenced Class first incurs a writedown. Calculations are run to maturity at both static and forward LIBOR. Other assumptions incorporated include:

(1) prepayment speed is

115% PPC for Fixed Rate Mortgages and

100% PPC for Adjustable Rate Mortgages,

(2) 40% loss severity,

(3) 12 month lag from default to loss, and

(4) triggers fail (i.e., no stepdown).

	Static LIBOR		Forward LIBOR
	CDR Break (%)	Cum Loss	CDR Break (%)	Cum Loss
Class M1	33.8	23.77%	30.8	22.53%
Class M2	23.3	18.91%	20.6	17.42%
Class M3	16.2	14.67%	13.7	12.95%
Class M4	14.4	13.44%	11.9	11.61%
Class M5	12.9	12.35%	10.5	10.51%
Class M6	11.5	11.29%	9.1	9.35%
Class M7	10.6	10.57%	8.4	8.74%
Class M8	10.0	10.09%	7.9	8.30%
Class M9	9.1	9.33%	7.2	7.67%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

MORTGAGE LOANS

The Mortgage Loans primarily consist of first lien 2/28 and 3/27 adjustable rate loans, first lien and second lien fixed rate closed-end home equity loans, and interest-only loans.  The 2/28 and 3/27 adjustable rate loans are primarily subject to semi-annual interest rate adjustments after an initial twenty-four or thirty-six month period, respectively.  The obligations of the Borrower under each mortgage are secured by the related property.

The information concerning the Mortgage Loans presented below is based on a statistical pool of loans originated through August 2004.  The final pool will be approximately $1,000,000,000 (+/-10%).

ABSC 2004-HE8

Characteristics	Total Collateral	Total ARM Summary	Total Fixed Summary	Group I (Conforming Summary)	Group II (Non-Conforming Summary)

Current Balance	$1,073,667,752.28	$790,785,258.06	$282,882,494.22	$756,103,819.14	$317,563,933.14
Number of Loans	6,343	4,202	2,141	4,882	1,461
Average Current Balance	$169,268.13	$188,192.59	$132,126.34	$154,875.83	$217,360.67
Interest Only Loans	15.14%	20.55%	0.00%	11.91%	22.82%
Fixed Rate Loans	26.35%	0.00%	100.00%	26.00%	27.17%
Adjustable Rate Loans	73.65%	100.00%	0.00%	74.00%	72.83%
W.A. Coupon	7.195%	7.143%	7.340%	7.222%	7.131%
W.A. Margin	5.512%	5.512%	0.000%	5.537%	5.453%
W.A. Original LTV	80.45%	81.69%	76.99%	79.76%	82.11%
W.A. Original Term	353	359	338	354	352
W.A. Remaining Term	352	357	336	352	350
W.A. FICO	620	617	628	616	631
Owner Occupied	93.61%	94.01%	92.48%	92.45%	96.36%
First Lien Percentage	98.14%	100.00%	92.94%	100.00%	93.71%
Second Lien Percentage	1.86%	0.00%	7.06%	0.00%	6.29%
Top 5 States	CA(36.94%) FL(7.10%) NY(5.96%) NJ(5.61%) TX(3.96%)	CA(38.47%) FL(6.57%) NJ(5.97%) NY(4.31%) MA(3.93%)	CA(32.65%) NY(10.56%) FL(8.58%) TX(8.23%) NJ(4.62%)	CA(30.18%) FL(8.64%) NY(6.37%) NJ(5.62%) TX(4.96%)	CA(53.02%) NJ(5.61%) NY(4.97%) MA(4.02%) FL(3.43%)
Conforming by Balance	78.27%	76.83%	82.29%	100.00%	26.54%
Non-Conforming by Balance	21.73%	23.17%	17.71%	0.00%	73.46%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

Three sets of tables follow.

The first set of tables is the Total Pool Collateral.

The second set of tables is the Group I Pool which consist of Conforming Collateral that conforms with Fannie Mae or Freddie Mac Guidelines.

The third set of tables is the Group II Pool which consists of collateral that may or may not conform to Fannie Mae or Freddie Mac Guidelines.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

ABSC SERIES 2004-HE8
TOTAL COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	87	$1,995,932.00	0.19%	621	99.90%	11.144%	100.00%
25,001 - 50,000	299	11,279,785.00	1.05	614	91.12	10.258	95.30
50,001 - 75,000	772	48,253,421.00	4.49	594	80.00	8.277	89.59
75,001 - 100,000	938	82,414,408.90	7.67	605	80.10	7.807	91.86
100,001 - 125,000	760	85,608,238.80	7.97	605	79.60	7.454	93.78
125,001 - 150,000	638	88,007,791.00	8.20	608	78.24	7.340	93.40
150,001 - 175,000	496	80,674,923.00	7.51	616	78.99	7.179	94.00
175,001 - 200,000	432	81,231,652.00	7.56	609	78.60	7.244	93.76
200,001 - 250,000	642	144,161,523.00	13.43	621	79.64	7.070	93.49
250,001 - 300,000	474	129,912,092.00	12.10	622	80.85	6.956	96.22
300,001 - 400,000	521	181,198,383.00	16.87	636	82.37	6.852	92.97
400,001 - 500,000	210	95,054,653.00	8.85	636	82.62	6.805	91.79
500,001 - 600,000	50	27,637,738.00	2.57	649	79.99	6.471	98.09
600,001 - 700,000	17	11,019,333.00	1.03	678	76.55	6.308	100.00
700,001 or Greater	7	5,362,191.00	0.50	645	80.10	6.348	100.00
Total:	6,343	$1,073,812,064.70	100.00%	620	80.45%	7.195%	93.61%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	88	$2,019,115.58	0.19%	621	99.90%	11.138%	100.00%
25,001 - 50,000	299	11,298,985.64	1.05	615	91.14	10.260	95.31
50,001 - 75,000	772	48,263,881.54	4.50	594	79.98	8.273	89.59
75,001 - 100,000	938	82,420,943.22	7.68	605	80.09	7.806	91.87
100,001 - 125,000	760	85,623,670.76	7.97	606	79.62	7.454	93.64
125,001 - 150,000	637	87,874,472.78	8.18	608	78.22	7.340	93.53
150,001 - 175,000	497	80,834,172.07	7.53	616	79.02	7.180	94.01
175,001 - 200,000	431	81,050,235.08	7.55	609	78.57	7.243	93.75
200,001 - 250,000	642	144,153,348.28	13.43	621	79.64	7.070	93.49
250,001 - 300,000	474	129,902,278.76	12.10	622	80.85	6.956	96.22
300,001 - 400,000	521	181,168,347.91	16.87	636	82.37	6.852	92.97
400,001 - 500,000	210	95,043,443.88	8.85	636	82.62	6.805	91.79
500,001 - 600,000	50	27,634,834.65	2.57	649	79.99	6.471	98.09
600,001 - 700,000	17	11,017,831.13	1.03	678	76.55	6.308	100.00
700,001 or Greater	7	5,362,191.00	0.50	645	80.10	6.348	100.00
Total:	6,343	$1,073,667,752.28	100.00%	620	80.45%	7.195%	93.61%

FICO SCORES

Fico Scores	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
500	5	$568,900.00	0.05%	500	71.48%	9.106%	79.15%
501 - 525	218	28,695,971.13	2.67	520	73.97	8.509	96.49
526 - 550	702	103,346,092.11	9.63	538	75.57	8.032	97.02
551 - 575	836	128,964,226.34	12.01	562	77.38	7.481	97.10
576 - 600	1,005	147,589,491.09	13.75	588	79.54	7.341	96.81
601 - 625	1,017	163,741,504.19	15.25	613	81.43	7.124	95.68
626 - 650	1,044	190,469,366.16	17.74	638	83.17	7.013	92.44
651 - 675	718	143,322,772.12	13.35	662	82.52	6.908	91.40
676 - 700	358	72,023,729.91	6.71	687	82.21	6.705	91.11
701 - 725	232	47,358,370.10	4.41	712	81.65	6.606	83.86
726 - 750	117	24,830,172.88	2.31	737	82.06	6.527	81.15
751 - 775	66	16,924,562.42	1.58	760	82.20	6.415	87.88
776 - 800	24	5,512,673.83	0.51	785	80.34	6.654	74.03
801 - 825	1	319,920.00	0.03	805	80.00	6.230	100.00
Total:	6,343	$1,073,667,752.28	100.00%	620	80.45%	7.195%	93.61%
Weighted Average: 620

ORIGINAL TERM

Original Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
120	8	$605,265.33	0.06%	607	83.17%	7.330%	100.00%
121 - 180	216	21,006,081.08	1.96	624	69.53	7.110	92.65
181 - 240	411	19,908,425.36	1.85	623	87.00	9.293	97.55
241 - 300	49	15,291,651.67	1.42	710	80.77	4.966	94.05
301 - 360	5,659	1,016,856,328.84	94.71	619	80.54	7.189	93.54
Total:	6,343	$1,073,667,752.28	100.00%	620	80.45%	7.195%	93.61%
Weighted Average: 353

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Months	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
180 or Less	224	$21,611,346.41	2.01%	623	69.91%	7.116%	92.86%
181 - 348	460	35,200,077.03	3.28	661	84.29	7.414	96.03
349 - 360	5,659	1,016,856,328.84	94.71	619	80.54	7.189	93.54
Total:	6,343	$1,073,667,752.28	100.00%	620	80.45%	7.195%	93.61%
Weighted Average: 352

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	4,824	$782,851,973.60	72.91%	615	80.40%	7.222%	95.78%
2-4 Unit	470	109,357,297.74	10.19	643	79.65	7.092	78.69
PUD - Detached	506	94,284,889.46	8.78	622	81.49	7.185	93.71
Condo	409	65,663,640.59	6.12	636	80.48	7.087	91.70
PUD - Attached	132	21,313,812.77	1.99	621	81.63	7.127	95.66
Modular Home	2	196,138.12	0.02	623	90.00	7.938	100.00
Total:	6,343	$1,073,667,752.28	100.00%	620	80.45%	7.195%	93.61%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Primary	5,915	$1,005,022,589.81	93.61%	618	80.43%	7.173%	100.00%
Investment	380	60,385,737.00	5.62	654	80.85	7.523	0.00
Second Home	48	8,259,425.47	0.77	639	80.78	7.443	0.00
Total:	6,343	$1,073,667,752.28	100.00%	620	80.45%	7.195%	93.61%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Cash Out	3,872	$669,660,465.87	62.37%	605	78.23%	7.167%	94.41%
Purchase	2,130	354,120,146.92	32.98	648	84.60	7.248	91.69
Refinance	341	49,887,139.49	4.65	621	80.78	7.194	96.44
Total:	6,343	$1,073,667,752.28	100.00%	620	80.45%	7.195%	93.61%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or Less	212	$27,775,320.61	2.59%	605	41.37%	6.932%	92.06%
50.01 - 60.00	254	42,922,877.67	4.00	597	56.05	7.005	95.27
60.01 - 70.00	577	101,240,816.20	9.43	601	66.54	7.017	93.49
70.01 - 80.00	2,455	431,983,269.43	40.23	624	78.54	6.987	95.24
80.01 - 90.00	1,862	350,877,094.16	32.68	617	87.51	7.249	89.52
90.01 - 100.00	983	118,868,374.21	11.07	645	96.38	8.072	99.58
Total:	6,343	$1,073,667,752.28	100.00%	620	80.45%	7.195%	93.61%
Weighted Average by Original Balance: 80.45%

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
California	1,647	$396,604,743.68	36.94%	631	78.83%	6.808%	94.63%
Florida	599	76,199,686.79	7.10	609	80.54	7.500	91.50
New York	284	63,967,439.55	5.96	628	78.20	7.157	89.21
New Jersey	270	60,267,183.74	5.61	618	80.50	7.235	95.74
Texas	441	42,493,981.89	3.96	595	80.18	7.801	94.92
Massachusetts	156	39,055,244.48	3.64	639	79.96	7.002	91.11
Illinois	209	34,275,773.69	3.19	616	82.54	7.528	94.70
Michigan	239	29,002,791.70	2.70	604	82.85	7.726	95.96
Maryland	131	24,829,714.84	2.31	608	80.74	7.266	99.32
Virginia	132	24,588,421.37	2.29	610	81.57	7.319	97.10
Nevada	131	24,453,434.92	2.28	621	81.48	7.232	86.26
Washington	165	23,164,304.47	2.16	619	81.19	7.252	96.38
Other	1,939	234,765,031.16	21.87	611	82.97	7.529	92.46
Total:	6,343	$1,073,667,752.28	100.00%	620	80.45%	7.195%	93.61%
Number of States Represented: 48 and District of Columbia

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Full	3,727	$562,799,600.72	52.42%	606	80.55%	7.148%	94.13%
Limited	236	48,196,397.37	4.49	613	82.00	7.092	93.19
Stated	2,380	462,671,754.19	43.09	638	80.17	7.263	93.01
Total:	6,343	$1,073,667,752.28	100.00%	620	80.45%	7.195%	93.61%

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.000 or Less	34	$12,380,204.98	1.15%	716	79.33%	4.800%	97.12%
5.001 - 5.500	13	3,453,998.91	0.32	685	85.71	5.246	83.99
5.501 - 6.000	224	53,720,115.72	5.00	639	77.89	5.856	96.13
6.001 - 6.500	1,145	251,595,487.64	23.43	647	77.75	6.310	97.13
6.501 - 7.000	1,263	248,385,420.74	23.13	629	79.12	6.792	94.79
7.001 - 7.500	1,002	177,749,490.11	16.56	614	81.70	7.291	93.17
7.501 - 8.000	887	138,265,880.74	12.88	598	82.20	7.776	89.19
8.001 - 8.500	549	74,978,854.10	6.98	589	83.13	8.267	89.39
8.501 - 9.000	439	57,032,860.16	5.31	577	83.21	8.750	88.64
9.001 - 9.500	175	19,384,852.10	1.81	560	80.52	9.240	86.56
9.501 - 10.000	96	11,000,969.55	1.02	548	77.70	9.726	92.27
10.001 - 10.500	28	3,216,995.66	0.30	552	76.92	10.231	97.02
10.501 - 11.000	255	12,491,667.10	1.16	619	95.72	10.812	97.76
11.001 - 11.500	157	6,809,820.38	0.63	614	98.05	11.256	98.58
11.501 - 12.000	64	2,789,651.93	0.26	599	97.92	11.740	98.21
12.001 - 12.500	12	411,482.46	0.04	583	93.13	12.216	100.00
Total:	6,343	$1,073,667,752.28	100.00%	620	80.45%	7.195%	93.61%
Weighted Average: 7.195%

MAXIMUM RATES OF THE LOANS

Maximum Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	2,141	$282,882,494.22	26.35%	628	76.99%	7.340%	92.48%
11.501 - 12.000	47	15,830,453.89	1.47	709	80.37	4.912	94.26
12.001 - 12.500	8	1,683,420.00	0.16	638	86.97	5.997	100.00
12.501 - 13.000	224	53,319,065.72	4.97	638	77.82	5.861	96.10
13.001 - 13.500	713	163,745,651.21	15.25	645	80.55	6.316	98.39
13.501 - 14.000	830	173,526,616.33	16.16	627	80.86	6.804	95.50
14.001 - 14.500	723	137,062,473.31	12.77	610	82.92	7.298	93.38
14.501 - 15.000	686	111,470,871.63	10.38	596	83.31	7.779	89.49
15.001 - 15.500	417	61,210,485.12	5.70	587	83.99	8.272	90.84
15.501 - 16.000	333	46,020,633.52	4.29	579	84.25	8.751	89.13
16.001 - 16.500	129	15,585,012.82	1.45	561	80.97	9.235	87.66
16.501 - 17.000	58	7,523,309.61	0.70	548	79.90	9.735	95.59
17.001 - 17.500	18	2,294,368.66	0.21	546	75.54	10.224	100.00
17.501 - 18.000	12	1,201,850.00	0.11	527	70.40	10.758	76.70
18.001 - 18.500	2	207,446.24	0.02	515	72.41	11.231	100.00
18.501 - 19.000	1	53,600.00	0.00	533	80.00	12.000	100.00
19.001 - 19.500	1	50,000.00	0.00	520	43.48	12.200	100.00
Total:	6,343	$1,073,667,752.28	100.00%	620	80.45%	7.195%	93.61%
Weighted Average: 14.139%

GROSS MARGINS OF THE LOANS

Gross Margin(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	2,141	$282,882,494.22	26.35%	628	76.99%	7.340%	92.48%
1.001 - 1.500	1	120,000.00	0.01	553	79.47	7.350	100.00
1.501 - 2.000	2	268,900.00	0.03	584	85.41	7.548	100.00
2.001 - 2.500	1	493,869.02	0.05	681	90.00	6.730	100.00
2.501 - 3.000	1	414,000.00	0.04	729	90.00	7.300	100.00
3.001 - 3.500	26	9,483,955.00	0.88	726	79.39	4.814	96.24
3.501 - 4.000	17	4,688,748.91	0.44	688	82.58	5.040	88.21
4.001 - 4.500	5	1,252,250.00	0.12	642	83.89	6.143	100.00
4.501 - 5.000	3	589,600.00	0.05	617	73.85	6.213	100.00
5.001 - 5.500	2,041	369,184,699.16	34.39	611	83.14	6.998	93.96
5.501 - 6.000	1,659	334,230,932.40	31.13	629	81.82	7.268	93.25
6.001 - 6.500	235	36,892,543.17	3.44	573	76.36	7.672	98.23
6.501 - 7.000	205	32,214,617.40	3.00	574	70.05	7.944	97.03
7.001 - 7.500	4	676,393.00	0.06	602	86.85	7.469	100.00
7.501 - 8.000	1	146,500.00	0.01	655	86.43	8.300	100.00
9.001 - 9.500	1	128,250.00	0.01	521	75.00	9.300	100.00
Total:	6,343	$1,073,667,752.28	100.00%	620	80.45%	7.195%	93.61%
Weighted Average: 5.512%

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment (YY/MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	2,141	$282,882,494.22	26.35%	628	76.99%	7.34%	92.48%
2005-01	45	14,930,953.91	1.39	712	80.69	4.914	93.91
2006-07	4	1,143,297.66	0.11	646	83.25	6.374	100.00
2006-08	24	5,065,979.39	0.47	639	83.10	6.980	95.62
2006-09	272	59,446,043.95	5.54	654	83.69	6.809	95.93
2006-10	1,095	227,794,385.17	21.22	623	82.34	7.055	95.67
2006-11	2,442	426,337,002.46	39.71	606	81.16	7.345	93.23
2007-08	2	425,357.00	0.04	731	84.17	5.684	100.00
2007-09	19	5,833,287.18	0.54	651	81.79	6.101	96.56
2007-10	57	9,418,565.00	0.88	611	81.36	7.000	85.53
2007-11	242	40,390,386.34	3.76	609	80.94	7.070	91.25
Total:	6,343	$1,073,667,752.28	100.00%	620	80.45%	7.195%	93.61%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	1,613	$245,151,267.94	22.83%	618	81.85%	7.523%	93.57%
7 - 12	245	53,276,398.21	4.96	639	77.03	7.143	85.61
13 - 24	3,065	548,337,567.60	51.07	616	81.82	7.136	94.98
25 - 36	1,420	226,902,518.53	21.13	627	76.43	6.996	92.21
Total:	6,343	$1,073,667,752.28	100.00%	620	80.45%	7.195%	93.61%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
25 Year 1 Month Libor - 10 yr IO ARM	45	$14,930,953.91	1.39%	712	80.69%	4.914%	93.91%
2/28 ARM	3,283	578,283,992.35	53.86	605	81.30	7.339	93.10
2/28 Interest Only ARM	554	141,502,716.28	13.18	661	83.61	6.658	98.98
3/27 ARM	301	49,980,095.56	4.66	608	81.16	7.084	89.80
3/27 Interest Only ARM	19	6,087,499.96	0.57	673	80.84	5.821	100.00
Fixed Rate	2,141	282,882,494.22	26.35	628	76.99	7.340	92.48
Total:	6,343	$1,073,667,752.28	100.00%	620	80.45%	7.195%	93.61%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AA	4,397	$757,962,490.82	70.60%	633	82.26%	7.105%	92.93%
A-	570	87,739,743.80	8.17	580	76.17	7.516	94.36
A+	679	115,384,852.63	10.75	596	79.04	7.280	95.04
B	380	57,220,470.75	5.33	574	74.29	7.735	95.52
C	257	38,095,556.89	3.55	571	68.94	7.920	97.54
C-	15	2,333,683.48	0.22	558	63.41	9.601	100.00
FICO	45	14,930,953.91	1.39	712	80.69	4.914	93.91
Total:	6,343	$1,073,667,752.28	100.00%	620	80.45%	7.195%	93.61%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	5,884	$1,053,693,510.37	98.14%	620	80.08%	7.121%	93.49%
Second Lien	459	19,974,241.91	1.86	626	99.91	11.107	100.00
Total:	6,343	$1,073,667,752.28	100.00%	620	80.45%	7.195%	93.61%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

ABSC SERIES 2004-HE8
GROUP I COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
25,001 - 50,000	58	$2,872,025.00	0.38%	591	69.49%	8.153%	81.54%
50,001 - 75,000	633	39,750,155.00	5.26	589	78.02	7.993	88.64
75,001 - 100,000	793	69,753,784.50	9.22	603	78.80	7.617	91.40
100,001 - 125,000	688	77,593,371.80	10.26	606	79.66	7.434	93.58
125,001 - 150,000	587	80,995,598.00	10.71	609	78.20	7.335	93.00
150,001 - 175,000	444	72,224,022.00	9.55	617	79.19	7.166	94.17
175,001 - 200,000	392	73,726,502.00	9.75	610	78.69	7.236	93.37
200,001 - 250,000	601	134,786,305.00	17.82	621	79.74	7.082	93.37
250,001 - 300,000	440	120,476,720.00	15.93	622	80.90	6.944	96.17
300,001 - 400,000	220	72,241,718.00	9.55	642	83.00	6.831	88.80
400,001 - 500,000	24	10,756,500.00	1.42	654	83.67	7.005	61.58
500,001 - 600,000	2	1,037,300.00	0.14	706	87.46	6.728	49.20
Total:	4,882	$756,214,001.30	100.00%	616	79.76%	7.222%	92.45%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
25,001 - 50,000	58	$2,871,258.61	0.38%	591	69.49%	8.153%	81.54%
50,001 - 75,000	634	39,813,195.22	5.27	589	78.03	7.992	88.66
75,001 - 100,000	793	69,762,673.69	9.23	602	78.79	7.616	91.40
100,001 - 125,000	688	77,609,708.44	10.26	606	79.68	7.434	93.42
125,001 - 150,000	586	80,862,812.86	10.69	608	78.18	7.336	93.14
150,001 - 175,000	445	72,383,861.99	9.57	617	79.23	7.167	94.19
175,001 - 200,000	391	73,545,436.97	9.73	610	78.66	7.234	93.35
200,001 - 250,000	601	134,778,299.96	17.83	621	79.74	7.082	93.37
250,001 - 300,000	440	120,467,334.04	15.93	622	80.90	6.944	96.17
300,001 - 400,000	220	72,217,076.64	9.55	642	83.00	6.831	88.80
400,001 - 500,000	24	10,754,860.72	1.42	654	83.67	7.005	61.58
500,001 - 600,000	2	1,037,300.00	0.14	706	87.46	6.728	49.20
Total:	4,882	$756,103,819.14	100.00%	616	79.76%	7.222%	92.45%

FICO SCORES

Fico Scores	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
500	5	$568,900.00	0.08%	500	71.48%	9.106%	79.15%
501 - 525	196	23,376,201.13	3.09	520	73.62	8.529	95.69
526 - 550	595	80,639,581.34	10.67	538	75.76	8.076	96.88
551 - 575	742	103,856,697.07	13.74	562	76.93	7.542	96.67
576 - 600	749	108,226,561.08	14.31	588	78.73	7.260	96.09
601 - 625	707	110,450,095.99	14.61	613	80.68	7.063	94.67
626 - 650	758	127,658,277.82	16.88	638	82.16	6.958	90.51
651 - 675	529	93,331,694.17	12.34	662	82.16	6.887	88.60
676 - 700	267	47,206,336.16	6.24	687	82.71	6.764	88.36
701 - 725	173	29,930,941.19	3.96	711	80.71	6.736	82.22
726 - 750	91	16,598,553.94	2.20	737	82.69	6.627	78.79
751 - 775	50	10,225,744.42	1.35	759	82.46	6.583	82.15
776 - 800	19	3,714,314.83	0.49	786	79.33	6.589	74.40
801 - 825	1	319,920.00	0.04	805	80.00	6.230	100.00
Total:	4,882	$756,103,819.14	100.00%	616	79.76%	7.222%	92.45%
Weighted Average: 616

ORIGINAL TERM

Original Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
120	6	$499,265.33	0.07%	608	83.26%	7.261%	100.00%
121 - 180	185	17,509,720.08	2.32	622	69.44	7.078	91.95
181 - 240	75	7,544,337.88	1.00	615	71.03	7.184	93.52
241 - 300	31	6,922,967.72	0.92	707	80.01	5.089	92.01
301 - 360	4,585	723,627,528.13	95.70	615	80.09	7.246	92.45
Total:	4,882	$756,103,819.14	100.00%	616	79.76%	7.222%	92.45%
Weighted Average: 354

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Months	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
180 or Less	191	$18,008,985.41	2.38%	622	69.82%	7.083%	92.17%
181 - 348	106	14,467,305.60	1.91	659	75.33	6.181	92.80
349 - 360	4,585	723,627,528.13	95.70	615	80.09	7.246	92.45
Total:	4,882	$756,103,819.14	100.00%	616	79.76%	7.222%	92.45%
Weighted Average: 352

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	3,702	$540,429,449.34	71.48%	610	79.82%	7.267%	95.17%
2-4 Unit	404	91,193,554.56	12.06	638	79.03	7.114	77.21
PUD - Detached	330	54,976,498.53	7.27	621	80.10	7.176	92.12
Condo	338	52,377,700.26	6.93	635	79.79	7.035	90.55
PUD - Attached	106	16,930,478.33	2.24	619	80.55	7.101	94.54
Modular Home	2	196,138.12	0.03	623	90.00	7.938	100.00
Total:	4,882	$756,103,819.14	100.00%	616	79.76%	7.222%	92.45%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Primary	4,503	$699,012,993.03	92.45%	613	79.70%	7.195%	100.00%
Investment	338	51,068,310.64	6.75	650	80.56	7.564	0.00
Second Home	41	6,022,515.47	0.80	637	80.11	7.486	0.00
Total:	4,882	$756,103,819.14	100.00%	616	79.76%	7.222%	92.45%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Cash Out	3,166	$486,447,166.10	64.34%	601	77.76%	7.247%	93.52%
Purchase	1,431	232,440,870.29	30.74	647	83.79	7.165	89.72
Refinance	285	37,215,782.75	4.92	615	80.77	7.247	95.44
Total:	4,882	$756,103,819.14	100.00%	616	79.76%	7.222%	92.45%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or Less	183	$21,729,087.49	2.87%	599	41.15%	7.041%	89.85%
50.01 - 60.00	210	31,641,263.75	4.18	596	55.72	7.076	93.59
60.01 - 70.00	483	73,916,420.84	9.78	596	66.45	7.144	92.97
70.01 - 80.00	2,063	319,972,693.66	42.32	620	78.48	7.056	94.97
80.01 - 90.00	1,514	238,348,646.33	31.52	611	87.56	7.411	86.97
90.01 - 100.00	429	70,495,707.07	9.32	648	95.81	7.538	99.29
Total:	4,882	$756,103,819.14	100.00%	616	79.76%	7.222%	92.45%
Weighted Average by Original Balance: 79.76%

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
California	1,114	$228,229,061.63	30.18%	626	77.03%	6.803%	93.16%
Florida	508	65,315,428.81	8.64	610	80.35	7.451	90.42
New York	229	48,170,878.06	6.37	620	77.03	7.188	88.02
New Jersey	209	42,462,922.59	5.62	617	79.72	7.257	93.96
Texas	397	37,470,092.67	4.96	595	79.94	7.824	94.41
Massachusetts	114	26,275,200.31	3.48	636	79.89	7.044	91.33
Illinois	154	25,943,392.67	3.43	614	82.54	7.378	93.60
Michigan	193	21,560,594.97	2.85	594	82.99	7.804	94.94
Maryland	103	18,631,987.57	2.46	605	80.35	7.195	99.10
Washington	118	18,352,083.17	2.43	618	79.30	6.989	95.43
Nevada	100	18,129,557.45	2.40	621	80.37	7.258	84.61
Virginia	100	16,589,385.28	2.19	598	80.41	7.441	96.94
Other	1,543	188,973,233.96	24.99	610	82.62	7.469	91.83
Total:	4,882	$756,103,819.14	100.00%	616	79.76%	7.222%	92.45%

Number of States Represented: 48 and District of Columbia

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Full	2,885	$411,744,816.52	54.46%	601	79.87%	7.155%	93.04%
Limited	173	28,894,713.70	3.82	615	81.76	7.184	90.13
Stated	1,824	315,464,288.92	41.72	635	79.43	7.313	91.88
Total:	4,882	$756,103,819.14	100.00%	616	79.76%	7.222%	92.45%

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.000 or Less	17	$3,923,042.00	0.52%	725	77.43%	4.804%	100.00%
5.001 - 5.500	11	2,693,498.91	0.36	691	84.50	5.236	79.47
5.501 - 6.000	162	31,876,333.69	4.22	640	77.49	5.863	94.58
6.001 - 6.500	890	163,086,789.38	21.57	645	77.46	6.310	96.17
6.501 - 7.000	1,028	173,624,993.75	22.96	626	78.07	6.799	93.90
7.001 - 7.500	831	130,070,827.74	17.20	613	81.19	7.289	92.99
7.501 - 8.000	785	112,330,699.11	14.86	598	81.80	7.777	89.15
8.001 - 8.500	474	59,194,859.47	7.83	588	82.88	8.266	88.04
8.501 - 9.000	390	48,757,290.67	6.45	577	83.22	8.753	87.91
9.001 - 9.500	155	16,189,789.25	2.14	559	81.39	9.233	84.65
9.501 - 10.000	86	9,037,119.55	1.20	546	76.61	9.718	91.30
10.001 - 10.500	25	2,843,745.66	0.38	551	77.25	10.243	100.00
10.501 - 11.000	19	1,824,875.24	0.24	523	71.35	10.755	84.66
11.001 - 11.500	5	446,456.24	0.06	514	72.68	11.225	78.31
11.501 - 12.000	3	153,498.48	0.02	519	63.47	11.886	67.43
12.001 - 12.500	1	50,000.00	0.01	520	43.48	12.200	100.00
Total:	4,882	$756,103,819.14	100.00%	616	79.76%	7.222%	92.45%

Weighted Average: 7.222%

MAXIMUM RATES OF THE LOANS

Maximum Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	1,427	$196,586,787.53	26.00%	624	75.04%	7.134%	90.39%
11.501 - 12.000	28	6,656,540.91	0.88	711	79.79	4.995	91.69
12.001 - 12.500	7	1,278,420.00	0.17	633	86.01	6.155	100.00
12.501 - 13.000	163	31,836,533.69	4.21	639	77.45	5.872	94.58
13.001 - 13.500	541	103,399,573.22	13.68	645	80.37	6.322	97.56
13.501 - 14.000	668	119,111,996.24	15.75	624	79.79	6.810	95.13
14.001 - 14.500	596	99,077,839.03	13.10	609	82.44	7.292	93.59
14.501 - 15.000	600	89,457,290.00	11.83	595	83.06	7.780	89.88
15.001 - 15.500	358	47,333,330.01	6.26	584	83.61	8.272	89.00
15.501 - 16.000	297	39,106,434.03	5.17	579	84.36	8.756	88.29
16.001 - 16.500	114	12,835,899.97	1.70	560	82.15	9.225	85.94
16.501 - 17.000	51	5,893,159.61	0.78	547	78.47	9.722	94.37
17.001 - 17.500	16	2,017,118.66	0.27	548	75.96	10.232	100.00
17.501 - 18.000	12	1,201,850.00	0.16	527	70.40	10.758	76.70
18.001 - 18.500	2	207,446.24	0.03	515	72.41	11.231	100.00
18.501 - 19.000	1	53,600.00	0.01	533	80.00	12.000	100.00
19.001 - 19.500	1	50,000.00	0.01	520	43.48	12.200	100.00
Total:	4,882	$756,103,819.14	100.00%	616	79.76%	7.222%	92.45%

Weighted Average: 14.246%

GROSS MARGINS OF THE LOANS

Gross Margin(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	1,427	$196,586,787.53	26.00%	624	75.04%	7.134%	90.39%
1.001 - 1.500	1	120,000.00	0.02	553	79.47	7.350	100.00
1.501 - 2.000	1	96,900.00	0.01	620	95.00	7.100	100.00
2.501 - 3.000	1	414,000.00	0.05	729	90.00	7.300	100.00
3.001 - 3.500	13	2,898,292.00	0.38	733	77.16	4.890	100.00
3.501 - 4.000	14	3,361,248.91	0.44	692	81.39	5.096	83.55
4.001 - 4.500	4	891,000.00	0.12	633	83.44	6.238	100.00
4.501 - 5.000	3	589,600.00	0.08	617	73.85	6.213	100.00
5.001 - 5.500	1,690	264,125,259.40	34.93	607	82.95	7.086	93.16
5.501 - 6.000	1,347	232,033,216.94	30.69	627	81.69	7.353	92.25
6.001 - 6.500	202	28,747,923.65	3.80	566	76.23	7.809	97.73
6.501 - 7.000	175	25,547,477.71	3.38	569	69.19	8.040	96.25
7.001 - 7.500	3	545,613.00	0.07	596	89.12	7.461	100.00
7.501 - 8.000	1	146,500.00	0.02	655	86.43	8.300	100.00
Total:	4,882	$756,103,819.14	100.00%	616	79.76%	7.222%	92.45%

Weighted Average: 5.537%

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment (YY/MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	1,427	$196,586,787.53	26.00%	624	75.04%	7.134%	90.39%
2005-01	28	6,656,540.91	0.88	711	79.79	4.995	91.69
2006-07	1	156,259.21	0.02	578	89.00	7.090	100.00
2006-08	20	3,300,568.46	0.44	635	84.84	7.307	93.28
2006-09	220	41,534,025.77	5.49	651	83.69	6.844	95.92
2006-10	864	147,568,785.44	19.52	618	82.22	7.176	94.99
2006-11	2,065	321,865,842.46	42.57	604	80.90	7.408	92.59
2007-09	10	1,815,617.36	0.24	643	79.77	6.586	88.96
2007-10	48	6,994,115.00	0.93	612	80.89	7.000	85.50
2007-11	199	29,625,277.00	3.92	606	80.03	7.131	88.91
Total:	4,882	$756,103,819.14	100.00%	616	79.76%	7.222%	92.45%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	1,169	$174,046,804.73	23.02%	611	80.86%	7.499%	92.84%
7 - 12	188	37,065,235.41	4.90	640	76.40	7.148	81.42
13 - 24	2,399	384,489,839.17	50.85	613	81.24	7.178	94.22
25 - 36	1,126	160,501,939.83	21.23	623	75.79	7.044	90.34
Total:	4,882	$756,103,819.14	100.00%	616	79.76%	7.222%	92.45%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
25 Year 1 Month Libor - 10 yr IO ARM	28	$6,656,540.91	0.88%	711	79.79%	4.995%	91.69%
2/28 ARM	2,768	432,954,921.81	57.26	603	81.21	7.411	92.50
2/28 Interest Only ARM	402	81,470,559.53	10.78	661	83.22	6.678	99.18
3/27 ARM	248	36,512,109.38	4.83	607	80.33	7.136	87.67
3/27 Interest Only ARM	9	1,922,899.98	0.25	660	77.12	6.051	100.00
Fixed Rate	1,427	196,586,787.53	26.00	624	75.04	7.134	90.39
Total:	4,882	$756,103,819.14	100.00%	616	79.76%	7.222%	92.45%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AA	3,248	$520,075,642.38	68.78%	630	81.50%	7.074%	91.36%
A-	480	64,418,792.56	8.52	577	76.56	7.611	94.39
A+	555	85,570,570.58	11.32	594	78.88	7.357	94.31
B	332	45,341,383.21	6.00	571	74.17	7.795	95.22
C	224	31,707,206.02	4.19	571	69.23	7.966	97.05
C-	15	2,333,683.48	0.31	558	63.41	9.601	100.00
FICO	28	6,656,540.91	0.88	711	79.79	4.995	91.69
Total:	4,882	$756,103,819.14	100.00%	616	79.76%	7.222%	92.45%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	4,882	$756,103,819.14	100.00%	616	79.76%	7.222%	92.45%
Total:	4,882	$756,103,819.14	100.00%	616	79.76%	7.222%	92.45%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE8

ABSC SERIES 2004-HE8
GROUP II COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	87	$1,995,932.00	0.63%	621	99.90%	11.144%	100.00%
25,001 - 50,000	241	8,407,760.00	2.65	622	98.52	10.978	100.00
50,001 - 75,000	139	8,503,266.00	2.68	615	89.26	9.602	94.01
75,001 - 100,000	145	12,660,624.40	3.99	617	87.25	8.856	94.44
100,001 - 125,000	72	8,014,867.00	2.52	603	78.97	7.644	95.76
125,001 - 150,000	51	7,012,193.00	2.21	601	78.70	7.391	97.98
150,001 - 175,000	52	8,450,901.00	2.66	614	77.25	7.286	92.55
175,001 - 200,000	40	7,505,150.00	2.36	600	77.68	7.331	97.65
200,001 - 250,000	41	9,375,218.00	2.95	617	78.18	6.894	95.25
250,001 - 300,000	34	9,435,372.00	2.97	619	80.18	7.121	96.85
300,001 - 400,000	301	108,956,665.00	34.31	632	81.95	6.866	95.74
400,001 - 500,000	186	84,298,153.00	26.54	634	82.49	6.780	95.65
500,001 - 600,000	48	26,600,438.00	8.38	647	79.70	6.461	100.00
600,001 - 700,000	17	11,019,333.00	3.47	678	76.55	6.308	100.00
700,001 or Greater	7	5,362,191.00	1.69	645	80.10	6.348	100.00
Total:	1,461	$317,598,063.40	100.00%	631	82.11%	7.131%	96.36%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	88	$2,019,115.58	0.64%	621	99.90%	11.138%	100.00%
25,001 - 50,000	241	8,427,727.03	2.65	623	98.52	10.978	100.00
50,001 - 75,000	138	8,450,686.32	2.66	615	89.19	9.595	93.98
75,001 - 100,000	145	12,658,269.53	3.99	617	87.25	8.856	94.44
100,001 - 125,000	72	8,013,962.32	2.52	603	78.97	7.644	95.76
125,001 - 150,000	51	7,011,659.92	2.21	601	78.70	7.391	97.98
150,001 - 175,000	52	8,450,310.08	2.66	614	77.25	7.286	92.55
175,001 - 200,000	40	7,504,798.11	2.36	600	77.68	7.331	97.65
200,001 - 250,000	41	9,375,048.32	2.95	617	78.18	6.894	95.25
250,001 - 300,000	34	9,434,944.72	2.97	619	80.18	7.121	96.85
300,001 - 400,000	301	108,951,271.27	34.31	632	81.95	6.866	95.74
400,001 - 500,000	186	84,288,583.16	26.54	634	82.49	6.780	95.65
500,001 - 600,000	48	26,597,534.65	8.38	647	79.70	6.461	100.00
600,001 - 700,000	17	11,017,831.13	3.47	678	76.55	6.308	100.00
700,001 or Greater	7	5,362,191.00	1.69	645	80.10	6.348	100.00
Total:	1,461	$317,563,933.14	100.00%	631	82.11%	7.131%	96.36%

FICO SCORES

Fico Scores	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
501 - 525	22	$5,319,770.00	1.68%	521	75.52%	8.419%	100.00%
526 - 550	107	22,706,510.77	7.15	538	74.87	7.878	97.54
551 - 575	94	25,107,529.27	7.91	561	79.26	7.229	98.90
576 - 600	256	39,362,930.01	12.40	589	81.77	7.562	98.81
601 - 625	310	53,291,408.20	16.78	613	82.99	7.251	97.77
626 - 650	286	62,811,088.34	19.78	639	85.22	7.126	96.36
651 - 675	189	49,991,077.95	15.74	662	83.19	6.947	96.64
676 - 700	91	24,817,393.75	7.81	687	81.25	6.592	96.35
701 - 725	59	17,427,428.91	5.49	714	83.28	6.384	86.67
726 - 750	26	8,231,618.94	2.59	737	80.79	6.326	85.91
751 - 775	16	6,698,818.00	2.11	763	81.80	6.160	96.64
776 - 800	5	1,798,359.00	0.57	782	82.43	6.789	73.25
Total:	1,461	$317,563,933.14	100.00%	631	82.11%	7.131%	96.36%
Weighted Average: 631

ORIGINAL TERM

Original Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
120	2	$106,000.00	0.03%	604	82.73%	7.655%	100.00%
121 - 180	31	3,496,361.00	1.10	630	69.98	7.270	96.16
181 - 240	336	12,364,087.48	3.89	627	96.74	10.580	100.00
241 - 300	18	8,368,683.95	2.64	713	81.40	4.865	95.74
301 - 360	1,074	293,228,800.71	92.34	628	81.65	7.048	96.23
Total:	1,461	$317,563,933.14	100.00%	631	82.11%	7.131%	96.36%
Weighted Average: 352

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Months	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
180 or Less	33	$3,602,361.00	1.13%	629	70.35%	7.282%	96.27%
181 - 348	354	20,732,771.43	6.53	662	90.55	8.274	98.28
349 - 360	1,074	293,228,800.71	92.34	628	81.65	7.048	96.23
Total:	1,461	$317,563,933.14	100.00%	631	82.11%	7.131%	96.36%
Weighted Average: 350

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	1,122	$242,422,524.26	76.34%	628	81.71%	7.121%	97.14%
PUD - Detached	176	39,308,390.93	12.38	623	83.44	7.197	95.93
2-4 Unit	66	18,163,743.18	5.72	670	82.76	6.980	86.15
Condo	71	13,285,940.33	4.18	639	83.21	7.291	96.24
PUD - Attached	26	4,383,334.44	1.38	629	85.82	7.231	100.00
Total:	1,461	$317,563,933.14	100.00%	631	82.11%	7.131%	96.36%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Primary	1,412	$306,009,596.78	96.36%	629	82.09%	7.124%	100.00%
Investment	42	9,317,426.36	2.93	677	82.45	7.299	0.00
Second Home	7	2,236,910.00	0.70	644	82.59	7.325	0.00
Total:	1,461	$317,563,933.14	100.00%	631	82.11%	7.131%	96.36%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Cash Out	706	$183,213,299.77	57.69%	617	79.50%	6.954%	96.77%
Purchase	699	121,679,276.63	38.32	651	86.17	7.408	95.44
Refinance	56	12,671,356.74	3.99	638	80.81	7.037	99.37
Total:	1,461	$317,563,933.14	100.00%	631	82.11%	7.131%	96.36%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or Less	29	$6,046,233.12	1.90%	627	42.16%	6.542%	100.00%
50.01 - 60.00	44	11,281,613.92	3.55	599	56.99	6.806	100.00
60.01 - 70.00	94	27,324,395.36	8.60	616	66.78	6.673	94.89
70.01 - 80.00	392	112,010,575.77	35.27	634	78.71	6.789	96.02
80.01 - 90.00	348	112,528,447.83	35.43	630	87.38	6.907	94.93
90.01 - 100.00	554	48,372,667.14	15.23	641	97.20	8.851	100.00
Total:	1,461	$317,563,933.14	100.00%	631	82.11%	7.131%	96.36%
Weighted Average by Original Balance: 82.11%

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
California	533	$168,375,682.05	53.02%	636	81.27%	6.814%	96.63%
New Jersey	61	17,804,261.15	5.61	620	82.36	7.183	100.00
New York	55	15,796,561.49	4.97	653	81.78	7.065	92.84
Massachusetts	42	12,780,044.17	4.02	646	80.11	6.915	90.63
Florida	91	10,884,257.98	3.43	602	81.70	7.792	97.98
Illinois	55	8,332,381.02	2.62	619	82.51	7.996	98.14
Virginia	32	7,999,036.09	2.52	633	83.97	7.066	97.43
Michigan	46	7,442,196.73	2.34	632	82.43	7.502	98.91
Other	546	68,149,512.46	21.46	616	84.31	7.713	95.75
Total:	1,461	$317,563,933.14	100.00%	631	82.11%	7.131%	96.36%

Number of States Represented: 47 and District of Columbia

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Full	842	$151,054,784.20	47.57%	618	82.41%	7.128%	97.09%
Limited	63	19,301,683.67	6.08	610	82.36	6.955	97.76
Stated	556	147,207,465.27	46.36	646	81.76	7.157	95.43
Total:	1,461	$317,563,933.14	100.00%	631	82.11%	7.131%	96.36%

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.000 or Less	17	$8,457,162.98	2.66%	711	80.21%	4.799%	95.79%
5.001 - 5.500	2	760,500.00	0.24	665	90.00	5.280	100.00
5.501 - 6.000	62	21,843,782.03	6.88	637	78.49	5.846	98.38
6.001 - 6.500	255	88,508,698.26	27.87	651	78.28	6.309	98.89
6.501 - 7.000	235	74,760,426.99	23.54	636	81.54	6.775	96.86
7.001 - 7.500	171	47,678,662.37	15.01	615	83.11	7.297	93.65
7.501 - 8.000	102	25,935,181.63	8.17	599	83.94	7.773	89.38
8.001 - 8.500	75	15,783,994.63	4.97	595	84.06	8.271	94.47
8.501 - 9.000	49	8,275,569.49	2.61	574	83.17	8.728	92.96
9.001 - 9.500	20	3,195,062.85	1.01	561	76.09	9.280	96.26
9.501 - 10.000	10	1,963,850.00	0.62	555	82.72	9.760	96.75
10.001 - 10.500	3	373,250.00	0.12	558	74.42	10.144	74.28
10.501 - 11.000	236	10,666,791.86	3.36	636	99.88	10.822	100.00
11.001 - 11.500	152	6,363,364.14	2.00	621	99.83	11.258	100.00
11.501 - 12.000	61	2,636,153.45	0.83	604	99.93	11.732	100.00
12.001 - 12.500	11	361,482.46	0.11	592	100.00	12.218	100.00
Total:	1,461	$317,563,933.14	100.00%	631	82.11%	7.131%	96.36%

Weighted Average: 7.131%

MAXIMUM RATES OF THE LOANS

Maximum Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	714	$86,295,706.69	27.17%	637	81.43%	7.808%	97.22%
11.501 - 12.000	19	9,173,912.98	2.89	708	80.78	4.851	96.12
12.001 - 12.500	1	405,000.00	0.13	655	90.00	5.500	100.00
12.501 - 13.000	61	21,482,532.03	6.76	637	78.38	5.845	98.35
13.001 - 13.500	172	60,346,077.99	19.00	646	80.85	6.306	99.81
13.501 - 14.000	162	54,414,620.09	17.14	635	83.19	6.791	96.31
14.001 - 14.500	127	37,984,634.28	11.96	613	84.16	7.313	92.85
14.501 - 15.000	86	22,013,581.63	6.93	599	84.31	7.773	87.89
15.001 - 15.500	59	13,877,155.11	4.37	595	85.29	8.273	97.12
15.501 - 16.000	36	6,914,199.49	2.18	573	83.62	8.724	93.87
16.001 - 16.500	15	2,749,112.85	0.87	565	75.50	9.285	95.65
16.501 - 17.000	7	1,630,150.00	0.51	550	85.05	9.781	100.00
17.001 - 17.500	2	277,250.00	0.09	528	72.49	10.160	100.00
Total:	1,461	$317,563,933.14	100.00%	631	82.11%	7.131%	96.36%

Weighted Average: 13.880%

GROSS MARGINS OF THE LOANS

Gross Margin(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	714	$86,295,706.69	27.17%	637	81.43%	7.808%	97.22%
1.501 - 2.000	1	172,000.00	0.05	563	80.00	7.800	100.00
2.001 - 2.500	1	493,869.02	0.16	681	90.00	6.730	100.00
3.001 - 3.500	13	6,585,663.00	2.07	723	80.37	4.780	94.59
3.501 - 4.000	3	1,327,500.00	0.42	678	85.59	4.898	100.00
4.001 - 4.500	1	361,250.00	0.11	664	85.00	5.910	100.00
5.001 - 5.500	351	105,059,439.76	33.08	621	83.64	6.775	95.98
5.501 - 6.000	312	102,197,715.46	32.18	634	82.13	7.074	95.52
6.001 - 6.500	33	8,144,619.52	2.56	598	76.81	7.187	100.00
6.501 - 7.000	30	6,667,139.69	2.10	589	73.34	7.574	100.00
7.001 - 7.500	1	130,780.00	0.04	629	77.39	7.500	100.00
9.001 - 9.500	1	128,250.00	0.04	521	75.00	9.300	100.00
Total:	1,461	$317,563,933.14	100.00%	631	82.11%	7.131%	96.36%

Weighted Average: 5.453%

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment (YY/MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	714	$86,295,706.69	27.17%	637	81.43%	7.808%	97.22%
2005-01	17	8,274,413.00	2.61	713	81.41	4.848	95.69
2006-07	3	987,038.45	0.31	656	82.33	6.261	100.00
2006-08	4	1,765,410.93	0.56	647	79.86	6.368	100.00
2006-09	52	17,912,018.18	5.64	659	83.71	6.726	95.93
2006-10	231	80,225,599.73	25.26	632	82.56	6.832	96.93
2006-11	377	104,471,160.00	32.90	613	81.95	7.153	95.20
2007-08	2	425,357.00	0.13	731	84.17	5.684	100.00
2007-09	9	4,017,669.82	1.27	655	82.70	5.883	100.00
2007-10	9	2,424,450.00	0.76	607	82.74	7.001	85.62
2007-11	43	10,765,109.34	3.39	616	83.46	6.902	97.70
Total:	1,461	$317,563,933.14	100.00%	631	82.11%	7.131%	96.36%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	444	$71,104,463.21	22.39%	636	84.27%	7.582%	95.36%
7 - 12	57	16,211,162.80	5.10	638	78.47	7.133	95.20
13 - 24	666	163,847,728.43	51.60	624	83.20	7.038	96.77
25 - 36	294	66,400,578.70	20.91	638	77.97	6.878	96.72
Total:	1,461	$317,563,933.14	100.00%	631	82.11%	7.131%	96.36%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
25 Year 1 Month Libor - 10 yr IO ARM	17	$8,274,413.00	2.61%	713	81.41%	4.848%	95.69%
2/28 ARM	515	145,329,070.54	45.76	610	81.57	7.123	94.88
2/28 Interest Only ARM	152	60,032,156.75	18.90	662	84.14	6.631	98.72
3/27 ARM	53	13,467,986.18	4.24	610	83.40	6.945	95.57
3/27 Interest Only ARM	10	4,164,599.98	1.31	679	82.57	5.714	100.00
Fixed Rate	714	86,295,706.69	27.17	637	81.43	7.808	97.22
Total:	1,461	$317,563,933.14	100.00%	631	82.11%	7.131%	96.36%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AA	1,149	$237,886,848.44	74.91%	639	83.91%	7.173%	96.38%
A-	90	23,320,951.24	7.34	588	75.09	7.255	94.28
A+	124	29,814,282.05	9.39	602	79.48	7.061	97.11
B	48	11,879,087.54	3.74	582	74.75	7.505	96.65
C	33	6,388,350.87	2.01	571	67.46	7.689	100.00
FICO	17	8,274,413.00	2.61	713	81.41	4.848	95.69
Total:	1,461	$317,563,933.14	100.00%	631	82.11%	7.131%	96.36%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	1,002	$297,589,691.23	93.71%	631	80.91%	6.864%	96.12%
Second Lien	459	19,974,241.91	6.29	626	99.91	11.107	100.00
Total:	1,461	$317,563,933.14	100.00%	631	82.11%	7.131%	96.36%